Nationwide Life and Annuity Insurance Company • Nationwide VA Separate Account –A

Prospectus supplement dated July 12, 2011

to Prospectus dated May 1, 2001;

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

1.
On or about July 20, 2011, or as soon thereafter as reasonably practicable, the Nationwide Variable Account Trust ("NVIT") – NVIT Multi-Manager Small Company Fund: Class I will remove Aberdeen Asset Manager, Inc., and Waddell & Reed Investment Management Company as sub-advisors and add OppenheimerFunds Inc. will be added as a sub-advisor.  After the change is effective, the sub-advisors for the NVIT – NVIT Multi-Manager Small Company Fund: Class I will be Morgan Stanley Investment Management, Neuberger Berman Management, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, LLC.